John Hancock Funds
                                 Growth
                               and Income
                                  Fund

                             ANNUAL REPORT

                            August 31, 1996



TRUSTEES

Edward J. Boudreau, Jr.
James F. Carlin*
William H. Cunningham*
Charles F. Fretz*
Harold R. Hiser, Jr.*
Anne C. Hodsdon
Charles L. Ladner*
Leo E. Linbeck*
Patricia P. McCarter*
Steven R. Pruchansky*
Richard S. Scipione
Lt. Gen. Norman H. Smith, USMC (ret.)*
John P. Toolan*
*Members of the Audit Committee

OFFICERS

Edward J. Boudreau, Jr.
Chairman and Chief Executive Officer
Robert G. Freedman
Vice Chairman and
Chief Investment Officer
Anne C. Hodsdon
President
James B. Little
Senior Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Second Vice President and Compliance Officer

CUSTODIAN

Investors Bank & Trust Company
89 South Street
Boston, Massachusetts 02111

TRANSFER AGENT

John Hancock Investor Services Corporation
P.O. Box 9116
Boston, Massachusetts 02205-9116

INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL

Hale and Dorr
60 State Street
Boston, Massachusetts 02109

INDEPENDENT AUDITORS

Ernst & Young L.L.P.
200 Clarendon Street
Boston, Massachusetts 02116



A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief
Executive Officer, flush right, next to second paragraph.

CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

Since late 1994, prospectus simplification has been a major topic in the mutual fund industry. At that time, Securities and Exchange Commission Chairman Arthur Levitt called on fund companies to make their prospectuses more user-friendly. He noted that prospectuses are often overloaded with technical detail and are hard for most investors to understand. Many industry observers agreed, and rightly so.

So it is my pleasure to let you know that after being under development for a year, John Hancock Funds has introduced new simplified and consolidated prospectuses. The prospectuses feature shorter, clearer language with a streamlined design, and they incorporate several funds with similar investment objectives into one document. They cover our income, growth, growth and income, tax-free income, international/global and money market funds. We are gratified at the favorable reviews that our new prospectuses have received from shareholders, financial advisers, industry analysts and the press. We believe they are a bold but sensible step forward. And while they are easier to read, they still comply with all federal and state guidelines.

We have taken the initiative to create a prospectus that dramatically departs from the norm. Among its most innovative features is a two-page spread highlighting each fund's goals and investment strategy, the types of securities it buys, its portfolio management and risk factors, all in plainer language. Fund expenses and financial highlights are now found here, too, as is a new bar chart that shows year-to-year volatility for each fund. Other features include a better presentation of fund services, a new glossary of investment risks and a discussion about how funds are organized, including a diagram showing the connection of the various players that provide services to your Hancock fund(s).

We believe we have made a significant advancement in the drive toward better mutual fund prospectuses. We hope you will agree because in the end, we did it for you, our shareholders.

Sincerely,

/S/ EDWARD J. BOUDREAU, JR.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER



BY TIMOTHY KEEFE, CFA, PORTFOLIO MANAGER

John Hancock
Growth and Income Fund

Strong first half gives way to
market volatility in second half


In July 1996, Timothy Keefe began leading the management team of John Hancock Growth and Income Fund. Prior to joining John Hancock Funds as a senior vice president and portfolio manager, Mr. Keefe was vice president and portfolio manager for Federated Investors.

The market environment changed dramatically as the Fund's fiscal year unfolded. In the first half, low interest rates, strong earnings and tame inflation propelled stock prices to near record highs. From August 31, 1995 through February 29, 1996, the Standard and Poor's 500-Stock Index -- the most common measure of the broad stock market -- gained 15.3%. It was a different story in the second half of the year. Signs of a stronger-than-expected economy sparked worries about inflation and rising interest rates. Those worries have kept stocks on a rollercoaster ride during the past six months. The net result has been a flat market. From February 29, 1996 through August 31, 1996, the S&P 500 rose a mere 2.9%.

"The market
environment
changed
dramatically..."

A 2 1/4"  x 3 1/2" photo of Fund management team at bottom right.
Caption reads: "Timothy Keefe (standing) and Fund management team members (l-r) Anurag Pandit and Ben Hock".

Despite the market volatility, John Hancock Growth and Income Fund posted solid, double-digit returns. For the year ended August 31, 1996, the Fund's Class A and Class B shares had total returns of 15.33% and 14.49%, respectively, at net asset value. Those returns were in line with the average growth and income fund's return of 15.45% for the same period, according to Lipper Analytical Services.1 Please see pages six and seven for longer-term performance information.



Chart with heading "Top Five Common Stock Holdings" at top of left hand column. The chart lists five holdings: 1) McDonnell Douglas 4.5% 2) Eastman Kodak 4.4% 3) Hibernia Corp. 4.1% 4) United Technologies 3.8% 5) Eli Lilly 3.0%. A footnote below reads "As a percentage of net assets on August 31, 1996."

"Consumer
staple stocks
were among
our biggest
winners ..."

Winners and losers

Consumer staple stocks were among our biggest winners, particularly in the last six months. With Wall Street nervous about interest rates and inflation, investors have shifted into these more steady growth stocks. Warner-Lambert Co. performed particularly well, thanks to improving fundamentals in both its drug and consumer products businesses and speculation that the company could be a primary takeover target in the drug industry's ongoing consolidation.

Elsewhere, Monsanto was a strong performer. This chemical company is shedding its low-return commodity businesses and moving into higher growth areas. Over the past few years, the company has invested heavily in Searle, its pharmaceutical subsidiary. And those investments are starting to pay off as many new, promising drugs move toward FDA approval. Monsanto is also expanding into the fast-growing bio-agricultural business.

Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investment"; the header for the right column is "Recent performance ... and what's behind the numbers. The first listing is Warner Lambert Co. followed by an up arrow and the phrase "Improving fundamentals and takeover speculation." The second listing is Monsanto followed by an up arrow and the phrase "Successful transition to higher-growth businesses." The third listing is Westinghouse followed by a down arrow and the phrase "Worries about price paid for recent acquisition." Footnote below reads: "See "Schedule of Investments." Investment holdings are subject to change."

Of course, not all of our investments were winners. Bausch & Lomb was a disappointment. Management hasn't responded aggressively enough to an increasingly tough business climate, and the stock has lost ground. Westinghouse also didn't perform as well as we expected. Investors are worried that the company paid too much to acquire Infinity Broadcasting. We don't agree. With the rapid consolidation in radio broadcasting, Westinghouse stands to reap substantial benefits from the acquisition. Once the market recognizes that, we believe the stock will move back up.

Portfolio strategy

We plan to maintain the Fund's strong focus on cash flow as it is one of the most important indicators of a company's potential. However, in conjunction with cash flow, we will also apply a value-oriented approach to picking stocks. We firmly believe that the market is efficient over the long term, but not over the short term. Our goal is to identify those short-term discrepancies between price and value.

To do that, we follow a disciplined three-step process. Starting with a universe of 1,500 stocks, we first apply a valuation model. This model allows us to identify which stocks are inexpensive today relative to their historical averages of the past eight years. However, we are careful not to just buy cheap stocks. It's critical that a company's fundamentals are also improving. Because if they're not, the stock is likely to get cheaper. As a result, our second step is to apply a momentum model, which identifies those companies where revenues and earnings are growing. The third and last step is rigorous fundamental analysis. Here, we take an entrepreneurial approach to determine whether a company offers a business that we would indeed want to own. We not only evaluate management's record and strategy, but we also talk to customers, vendors and competitors.



Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the year ended August 31, 1996." The chart is scaled in increments of 5% from bottom to top, with 20% at the top and 0% at the bottom. Within the chart there are three solid bars. The first represents the 15.33% total return for the John Hancock Growth and Income Fund: Class A. The second represents the 14.49% total return for the John Hancock Growth and Income Fund: Class B. The third represents the 15.45% total return for the average growth and income fund. A footnote below reads: "The total returns for John Hancock Growth and Income Fund are at net asset value with all distributions reinvested. The average growth and income fund is tracked by Lipper Analytical Services. (1) See following two pages for historical performance information."

This process helps us identify outstanding businesses that are selling at a discount to their intrinsic value and have a catalyst to unlock their true value. Below are two examples of recent portfolio additions which exemplify our strategy.

Federal Home Loan Mortgage Corporation. Most commonly known as Freddie Mac, this issuer of mortgage-backed securities is clearly undervalued. Its price-to-earnings multiple -- a measure of how much you're paying for earnings power -- is only 10 times 1996 earnings versus the market's multiple of 17. Fears about rising interest rates and potential privatization of this quasi-government agency have driven the stock price down. We believe these fears are overblown. Over time, Freddie Mac has successfully handled fluctuations in interest rates. What's more, the company is growing between 14% and 16% per year. The recent price decline has simply provided us with an excellent opportunity to own one of the country's truly great businesses.

Electronic Data Systems. Because of its national presence, EDS is benefiting from the increasing trend toward outsourcing electronic data processing. Not only does the company enjoy a high recurring revenue stream, but it benefits from tremendous economies of scale. EDS has the ability to solve a problem for one client and then apply that programming expertise to other clients more efficiently. EDS' former parent company, General Motors, recently sold a substantial portion of the stock from its pension fund. The sale put downward pressure on the stock price, giving us an opportunity to buy this company at a great price.

"...we'll use
this market
volatility
to our
advantage..."

Outlook

Looking ahead to the remainder of 1996, we're likely to see stocks continue their rollercoaster ride as worries about the economy, interest rates and inflation persist. While this environment may make some investors nervous, we're optimistic about the future, particularly for value-oriented stocks. When the market is going straight up -- as it did in the first half of the Fund's fiscal year -- it becomes more difficult to find great values. Volatile markets -- such as we've recently experienced -- present much better opportunities for us to find discrepancies between a stock's price and its true value.

-------------------------------------------------------------------
This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

1Figures from Lipper Analytical Services include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Growth and Income Fund. Total return is a performance measure that equals the sum of all income and capital gains dividends, assuming reinvestment of these distributions, and the change in the price of the Fund's shares, expressed as a percentage of the Fund's net asset value per share. Performance figures include the maximum applicable sales charge of 5% for Class A shares. The effect of the maximum contingent deferred sales charge for Class B shares (maximum 5% and declining to 0% over six years) is included in Class B performance. Performance is affected by a 12b-1 plan, which commenced on January 1, 1990 and August 22, 1991 for Class A and Class B shares, respectively. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

CUMULATIVE TOTAL RETURNS

For the period ended June 30, 1996

                              ONE            FIVE        LIFE OF
                             YEAR           YEARS          FUND
                          -----------    -----------    ------------
John Hancock Growth
and Income Fund:
Class A                      18.83%         79.49%         176.02%
John Hancock Growth
and Income Fund:
Class B                      19.21%         69.28%(1)         N/A


AVERAGE ANNUAL TOTAL RETURNS

For the period ended June 30, 1996

                              ONE            FIVE        LIFE OF
                             YEAR           YEARS          FUND
                          -----------    -----------    ------------
John Hancock Growth
and Income Fund:
Class A                      18.83%        12.41%          10.69%
John Hancock Growth
and Income Fund:
Class B                      19.21%        11.44%(1)        N/A
As of August 31, 1996


YIELDS
                                                    SEC 30-DAY
                                                       YIELD
                                                 ----------------
John Hancock Growth and Income Fund: Class A          1.16%
John Hancock Growth and Income Fund: Class B          0.48%


Notes to Performance

(1) Class B shares started on August 22, 1991.



WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in John Hancock Growth and Income Fund would be worth on August 31, 1996, assuming either you have invested on the day each class of shares started or have been invested for the most recent ten years and have reinvested all distributions. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index -- an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance.

Growth and Income Fund
Class A shares

Line chart with the heading Growth and Income Fund: Class A, representing the growth of a hypothetical $10,000 investment over the most recent ten years. Within the chart are three lines.

The first line represents the value of the Standard & Poor's 500 Stock Index and is equal to $35,037 as of August 31, 1996. The second line represents the value of the hypothetical $10,000 investment made in the Growth and Income Fund on August 31, 1986, before sales charge, and is equal to $28,507 as of August 31, 1996. The third line represents the Growth and Income Fund after sales charge and is equal to $27,093 as of August 31, 1996.


Growth and Income Fund
Class B shares

Line chart with the heading Growth and Income Fund: Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines.

The first line represents the value of the Standard & Poor's 500 Stock Index and is equal to $18,895 as of August 31, 1996. The second line represents the value of the hypothetical $10,000 investment made in the Growth and Income Fund on August 22, 1991, and is equal to $16,579 as of August 31, 1996. The third line represents the value of the Growth and Income Fund after sales charge and is equal to $16,379 as of August 31, 1996.




The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on August 31, 1996. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
August 31, 1996
-------------------------------------------------------------------------
Assets:
Investments at value - Note C:
Common stocks (cost - $204,022,640)                          $258,688,813
Joint repurchase agreement (cost - $8,154,000)                  8,154,000
Corporate savings account                                          12,826
                                                              -----------
                                                              266,855,639
Dividends and interest receivable                                 547,378
Receivable for shares sold                                        139,534
Miscellaneous assets                                               40,105
                                                              -----------
Total Assets                                                  267,582,656
-------------------------------------------------------------------------
Liabilities:
Payable for investments purchased                               1,950,275
Payable for shares repurchased                                     17,933
Payable to John Hancock Advisers, Inc. and
affiliates - Note B                                               222,119
Accounts payable and accrued expenses                              63,074
                                                              -----------
Total Liabilities                                               2,253,401
-------------------------------------------------------------------------
Net Assets:
Capital paid-in                                               187,095,259
Accumulated net realized gain on investments                   23,228,096
Net unrealized appreciation of investments                     54,667,224
Undistributed net investment income                               338,676
                                                              -----------
Net Assets                                                   $265,329,255
=========================================================================

Net Asset Value Per Share:
(Based on net asset values and shares of
beneficial interest outstanding - unlimited
number of shares authorized with $0.01 per
share par value, respectively)
Class A - $139,547,919/9,257,413                                   $15.07
=========================================================================

Class B - $125,781,336/8,329,884                                   $15.10
=========================================================================

Maximum Offering Price Per Share*
Class A - ($15.07 x 105.26%)                                       $15.86
=========================================================================

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements.





The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains for the period stated.

Statement of Operations
Year ended August 31, 1996
-------------------------------------------------------------------------
Investment Income:
Dividends                                                      $6,085,432
Interest                                                          251,751
                                                              -----------
                                                                6,337,183
                                                              -----------
Expenses:
Investment management fee - Note B                              1,616,654
Distribution/service fee - Note B
Class A                                                           338,498
Class B                                                         1,213,464
Transfer agent fee - Note B                                       494,693
Registration and filing fees                                       58,759
Printing                                                           54,299
Custodian fee                                                      52,263
Auditing fee                                                       36,248
Trustees' fees                                                     29,072
Advisory board fee                                                 21,633
Legal fees                                                          9,175
Miscellaneous                                                       4,805
                                                              -----------
Total Expenses                                                  3,929,563
-------------------------------------------------------------------------
Net Investment Income                                           2,407,620
-------------------------------------------------------------------------
Realized and Unrealized Gain on Investments
Net realized gain on investments sold                          25,207,559
Change in net unrealized appreciation/
depreciation of investments                                     7,739,354
                                                              -----------
Net Realized and Unrealized
Gain on Investments                                            32,946,913
-------------------------------------------------------------------------
Net Increase in Net Assets
Resulting from Operations                                     $35,354,533
=========================================================================

See notes to financial statements.





Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------
                                                                                    YEAR ENDED AUGUST 31,
                                                                                ---------------------------
                                                                                     1995           1996
                                                                                ------------   ------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                                                             $3,388,316     $2,407,620
Net realized gain on investments sold                                              6,147,562     25,207,559
Change in net unrealized appreciation/
depreciation of investments                                                       30,850,499      7,739,354
                                                                                ------------   ------------
Net Increase in Net Assets Resulting
from Operations                                                                   40,386,377     35,354,533
                                                                                ------------   ------------
Distributions to Shareholders:
Dividends from net investment income:
Class A - ($0.2026 and $0.1939 per
share, respectively)                                                              (2,080,993)    (1,792,414)
Class B - ($0.1178 and $0.0916 per
share, respectively)                                                              (1,113,907)      (780,162)
Distributions from net realized gain on
investments sold:
Class A - (none and $0.1450 per
share, respectively)                                                                   --        (1,309,129)
Class B - (none and $0.1450 per
share, respectively)                                                                   --        (1,230,621)
                                                                                ------------   ------------
Total Distributions to Shareholders                                               (3,194,900)    (5,112,326)
                                                                                ------------   ------------
From Fund Share Transactions - Net*                                              (27,471,362)    (9,818,420)
                                                                                ------------   ------------
Net Assets:
Beginning of period                                                              235,185,353    244,905,468
End of period (including undistributed net
investment income of $503,632 and $338,676,
respectively)                                                                   $244,905,468   $265,329,255
                                                                                ============   ============

* Analysis of Fund Share Transactions:
                                                                 YEAR ENDED AUGUST 31,
                                                  ---------------------------------------------------------
                                                               1995                        1996
                                                  ---------------------------   ---------------------------
                                                      SHARES         AMOUNT         SHARES         AMOUNT
                                                  ------------   ------------   ------------   ------------
CLASS A
Shares sold                                          1,688,091    $19,652,565      1,760,701    $25,784,827
Shares issued to shareholders in reinvestment
of distributions                                       149,026      1,724,908        184,594      2,627,197
                                                  ------------   ------------   ------------   ------------
                                                     1,837,117     21,377,473      1,945,295     28,412,024
Less shares repurchased                             (2,719,043)   (31,913,858)    (2,414,054)   (34,877,792)
                                                  ------------   ------------   ------------   ------------
Net decrease                                          (881,926)  ($10,536,385)      (468,759)   ($6,465,768)
                                                  ============   ============   ============   ============

CLASS B
Shares sold                                          1,972,798    $23,053,675      2,595,953    $37,809,526
Shares issued to shareholders in reinvestment
of distributions                                        80,431        936,397        123,908      1,753,023
                                                  ------------   ------------   ------------   ------------
                                                     2,053,229     23,990,072      2,719,861     39,562,549
Less shares repurchased                             (3,464,943)   (40,925,049)    (2,944,133)   (42,915,201)
                                                  ------------   ------------   ------------   ------------
Net decrease                                        (1,411,714)  ($16,934,977)      (224,272)   ($3,352,652)
                                                  ============   ============   ============   ============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of the Fund shares sold, reinvested and redeemed during the last two periods, along with the corresponding dollar values.

See notes to financial statements.





Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the period indicated:
investment returns, key ratios and supplemental data are as follows:
------------------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED AUGUST 31,
                                                         ---------------------------------------------------------------------
                                                                 1992          1993         1994          1995(4)        1996
                                                               -------       -------       -------       -------       -------
CLASS A
Per Share Operating Performance
Net Asset Value, Beginning of Period                            $11.77        $12.43        $12.08        $11.42        $13.38
                                                               -------       -------       -------       -------       -------
Net Investment Income                                             0.32(1)       0.40(1)       0.32(1)       0.21(1)       0.19(1)
Net Realized and Unrealized Gain (Loss) on Investments            0.89          1.12         (0.61)         1.95          1.84
                                                               -------       -------       -------       -------       -------
Total from Investment Operations                                  1.21          1.52         (0.29)         2.16          2.03
                                                               -------       -------       -------       -------       -------
Less Distributions:
Dividends from Net Investment Income                             (0.25)        (0.42)        (0.37)        (0.20)        (0.19)
Distributions from Net Realized Gain on Investments Sold         (0.30)        (1.45)           --            --         (0.15)
                                                               -------       -------       -------       -------       -------
Total Distributions                                              (0.55)        (1.87)        (0.37)        (0.20)        (0.34)
                                                               -------       -------       -------       -------       -------
Net Asset Value, End of Period                                  $12.43        $12.08        $11.42        $13.38        $15.07
                                                               =======       =======       =======       =======       =======

Total Investment Return at Net Asset Value (2)                   10.47%        13.64%       (2.39%)        19.22%        15.33%

Ratios and Supplemental Data
Net Assets, End of Period (000's omitted)                      $89,682      $115,780      $121,160      $130,183      $139,548
Ratio of Expenses to Average Net Assets                           1.34%         1.29%         1.31%         1.30%         1.17%
Ratio of Net Investment Income to Average Net Assets              2.75%         3.43%         2.82%         1.82%         1.28%
Portfolio Turnover Rate                                            119%          107%          195%           99%           74%
Average Broker Commission Rate (3)                                 N/A           N/A           N/A           N/A       $0.0665


The Financial Highlights summarizes the impact of the following factors on a single share for the period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.


CLASS B
Per Share Operating Performance
Net Asset Value, Beginning of Period                            $11.77        $12.44        $12.10        $11.44        $13.41
                                                               -------       -------       -------       -------       -------
Net Investment Income                                             0.23(1)       0.30(1)       0.24(1)       0.13(1)       0.08(1)
Net Realized and Unrealized Gain (Loss) on Investments            0.89          1.12         (0.61)         1.96          1.85
                                                               -------       -------       -------       -------       -------
Total from Investment Operations                                  1.12          1.42         (0.37)         2.09          1.93
                                                               -------       -------       -------       -------       -------
Less Distributions:
Dividends from Net Investment Income                             (0.15)        (0.31)        (0.29)        (0.12)        (0.09)
Distributions from Net Realized Gain on Investments Sold         (0.30)        (1.45)           --            --         (0.15)
                                                               -------       -------       -------       -------       -------
Total Distributions                                              (0.45)        (1.76)        (0.29)        (0.12)        (0.24)
                                                               -------       -------       -------       -------       -------
Net Asset Value, End of Period                                  $12.44        $12.10          11.44       $13.41        $15.10
                                                               =======       =======       =======       =======       =======

Total Investment Return at Net Asset Value (2)                    9.67%        12.64%       (3.11%)        18.41%        14.49%

Ratios and Supplemental Data
Net Assets, End of Period (000's omitted)                      $29,826       $65,010      $114,025      $114,723      $125,781
Ratio of Expenses to Average Net Assets                           2.07%         2.19%         2.06%         2.03%         1.90%
Ratio of Net Investment Income to Average Net Assets              2.02%         2.53%         2.07%         1.09%         0.55%
Portfolio Turnover Rate                                            119%          107%          195%           99%           74%
Average Brokerage Commission Rate (3)                              N/A           N/A           N/A           N/A       $0.0665

(1)  Based on the average of the shares outstanding at the end of each month.
(2)  Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3)  Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.
(4)  On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the Fund.

See notes to financial statements.





Schedule of Investments
August 31, 1996
--------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the Growth and
Income Fund on August 31, 1996. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-
term investments, which represent the Fund's "cash" position, are listed last.

                                                          NUMBER OF            MARKET
ISSUER, DESCRIPTION                                          SHARES             VALUE
-----------------------------------------------------  ------------      ------------
COMMON STOCK
Aerospace (14.30%)
General Dynamics Corp.                                      100,000        $6,412,500
McDonnell Douglas Corp.                                     240,000        12,030,000
Northrop Grumman Corp.                                       80,000         5,740,000
Raytheon Co.                                                 70,000         3,605,000
United Technologies Corp.                                    90,000        10,147,500
                                                                         ------------
                                                                           37,935,000
                                                                         ------------
Banks - United States (11.12%)
AmSouth Bancorp.                                            100,000         3,937,500
Bankers Trust New York Corp.                                 50,000         3,887,500
Hibernia Corp. (Class  A)                                 1,000,000        11,000,000
Morgan (J.P.) & Co., Inc.                                    70,000         6,133,750
National City Corp.                                          15,000           564,375
Signet Banking Corp.                                        165,000         3,980,625
                                                                         ------------
                                                                           29,503,750
                                                                         ------------
Chemicals (2.60%)
Monsanto Co.                                                215,000         6,906,875
                                                                         ------------
Computers (3.28%)
Electronic Data Systems Corp.                                65,000         3,542,500
International Business Machines Corp.                        45,000         5,146,875
                                                                         ------------
                                                                            8,689,375
                                                                         ------------
Cosmetics & Personal Care (3.39%)
Gillette Co.                                                 60,000         3,825,000
Int'l Flavors & Fragrances, Inc.                            120,000         5,160,000
                                                                         ------------
                                                                            8,985,000
                                                                         ------------
Diversified Operations (5.55%)
Allied-Signal, Inc.                                         100,000         6,175,000
Dial Corp.                                                   45,000           517,500
Gencorp, Inc.                                               200,000         2,775,000
TRW Inc.                                                     50,000         4,625,000
Viad Corp.                                                   45,000           641,250
                                                                         ------------
                                                                           14,733,750
                                                                         ------------
Electronics (7.84%)
Amphenol Corp. (Class A)*                                    80,000         1,570,000
General Electric Co.                                         85,000         7,065,625
Honeywell, Inc.                                             125,000         7,265,625
Westinghouse Electric Corp.                                 300,000         4,912,500
                                                                         ------------
                                                                           20,813,750
                                                                         ------------
Finance (4.66%)
Dean Witter Discover & Co.                                   50,000         2,500,000
Great Western Financial Corp.                               220,000         5,445,000
Student Loan Marketing Assn.                                 60,000         4,417,500
                                                                         ------------
                                                                           12,362,500
                                                                         ------------
Food (2.75%)
CPC International, Inc.                                      70,000         4,821,250
Dole Food Co.                                                60,000         2,482,500
                                                                         ------------
                                                                            7,303,750
                                                                         ------------
Instruments - Scientific (1.08%)
Millipore Corp.                                              75,000         2,868,750
                                                                         ------------
Insurance (0.98%)
Travelers Group, Inc.                                        60,000         2,602,500
                                                                         ------------
Leisure (6.17%)
Eastman Kodak Co.                                           160,000        11,600,000
Promus Hotel Corp.*                                         100,000         3,012,500
Station Casinos, Inc.*                                      150,000         1,743,750
                                                                         ------------
                                                                           16,356,250
                                                                         ------------
Machinery (0.66%)
U.S. Filter Corp.*                                           67,500         1,763,438
                                                                         ------------
Medical (13.62%)
Bausch & Lomb, Inc.                                          50,000         1,656,250
Baxter International, Inc.                                  120,000         5,355,000
Eli Lilly & Co.                                             140,000         8,015,000
Pfizer, Inc.                                                100,000         7,100,000
Pharmacia & Upjohn, Inc.                                     75,000         3,150,000
Schering-Plough Corp.                                       120,000         6,705,000
Warner-Lambert Co.                                           70,000         4,165,000
                                                                         ------------
                                                                           36,146,250
                                                                         ------------
Mortgage Banking (2.59%)
Federal Home Loan Mortgage Corp.                             20,000         1,767,500
Federal National Mortgage Assn.                             165,000         5,115,000
                                                                         ------------
                                                                            6,882,500
                                                                         ------------

Oil & Gas (4.32%)
Exxon Corp.                                                  30,000         2,441,250
Mobil Corp.                                                  44,000         4,961,000
Phillips Petroleum Co.                                      100,000         4,050,000
                                                                         ------------
                                                                           11,452,250
                                                                         ------------
Paper & Paper Products (1.48%)
Kimberly-Clark Corp.                                         50,000         3,918,750
                                                                         ------------
Retail (5.22%)
Apple South, Inc.                                           145,000         3,045,000
Federated Department Stores, Inc.*                          140,000         4,847,500
Landry's Seafood Restaurants, Inc.*                          70,000         1,933,750
Sysco Corp.                                                 125,000         4,015,625
                                                                         ------------
                                                                           13,841,875
                                                                         ------------
Soap & Cleaning Preparations (1.84%)
Colgate-Palmolive Co.                                        60,000         4,875,000
                                                                         ------------
Telecommunications (0.78%)
Comsat Corp.                                                 35,000           791,875
Lucent Technologies, Inc.                                    35,000         1,290,625
                                                                         ------------
                                                                            2,082,500
                                                                         ------------
Textile (0.56%)
Warnaco Group, Inc. (Class A)                                60,000         1,485,000
                                                                         ------------
Tobacco (2.71%)
Philip Morris Cos., Inc.                                     80,000         7,180,000
                                                                         ------------
                  TOTAL COMMON STOCK
                  (Cost $204,022,640)                       (97.50%)      258,688,813
                                                            -------      ------------


SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (3.07%)
Investment in a joint repurchase
agreement transaction with
SBC Capital Markets, Inc. --
Dated 08-30-96, due
09-03-96 (secured by U.S.
Treasury Bonds, 7.25% thru
12.00% due 08-15-13 thru
08-15-22) and by U.S.
Treasury Note, 5.25%,
due 12-31-97) Note A                            5.26%        $8,154        $8,154,000
                                                                         ------------
Corporate Savings Account (0.01%)
Investors Bank & Trust Company
Daily Interest Savings Account
Current Rate 4.75%                                                             12,826
                                                                         ------------
         TOTAL SHORT-TERM INVESTMENTS                        (3.08%)       $8,166,826
                                                            -------      ------------
                    TOTAL INVESTMENTS                      (100.58%)     $266,855,639
                                                            =======      ============

* Non-income producing security.

  The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




Notes to financial statments

NOTE A --
ACCOUNTING POLICIES

John Hancock Investment Trust, (the "Trust") is a diversified, open-end management investment company, registered under the Investment Company Act of 1940. John Hancock Growth and Income Fund (the "Fund") is the only series of the Trust presently issuing shares. The Trustees may authorize the creation of additional Funds from time to time to satisfy various investment objectives. The investment objective of the Fund is to obtain the highest total return, a combination of capital appreciation and current income, consistent with reasonable safety of capital.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends, and liquidation, except that certain expenses subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission. Shareholders of a class which bears distribution/service expenses under terms of a distribution plan have exclusive voting rights regarding such distribution plan.

On June 25, 1996, the Trustees voted to change the fiscal period end from August 31 to December 31. This change is effective
December 31, 1996.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAX The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class as explained previously.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution/service fees if any, are calculated daily at the class level based on the appropriated net assets of each class and the specific expense rate(s) applicable to each class.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues, and expenses of the Fund. Actual results could differ from these estimates.



NOTE B --
MANAGEMENT FEE AND
TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, to 0.625% of the Fund's average daily net asset value.

In the event normal operating expenses of the Fund, exclusive of certain expenses prescribed by state law, are in excess of the most restrictive state limit where the Fund is registered to sell shares of beneficial interest, the fee payable to the Adviser will be reduced to the extent of such excess and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses. The current limits are 2.5% of the first $30,000,000 of the Fund's average daily net asset value, 2.0% of the next $70,000,000 and 1.5% of the remaining average daily net asset value.

The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended August 31, 1996, net sales charges received with regard to sales of Class A shares amounted to $322,955. Out of this amount, $40,602 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $233,513 was paid as sales commissions to unrelated broker-dealers and $48,840 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., Inc. ("Sutro"), all of which are broker dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company, is the indirect sole shareholder of Distributors and John Hancock Freedom Securities Corporation and its subsidiaries, which include Tucker Anthony and Sutro.

Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended August 31, 1996, contingent deferred sales charges amounted to $290,697.

In addition, to compensate JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution/service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Investor Services Corporation ("Investor Services"), a wholly owned subsidiary of The Berkeley Financial Group. The Fund pays transfer agent fees based on transaction the number of shareholder accounts and certain out-of-pocket expenses.

On September 10, 1996, the Board of Trustees approved retroactively to July 1, 1996, an agreement with the Adviser to perform necessary tax and financial management services for the Funds. The compensation for 1996 is estimated to be at an annual rate of 0.01875% of the average net assets of each Fund.

Mr. Edward J. Boudreau, Jr., Mr. Richard S. Scipione and Ms. Anne C. Hodsdon are directors and/or officers of the Adviser and/or its affiliates, as well as a Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. Effective with the fees paid for 1995, the unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At August 31, 1996, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $1,051.

The Fund has an independent advisory board composed of certain retired Directors who provide advice to the current Board of Directors in order to facilitate a smooth management transition. The Fund pays the advisory board and its counsel a fee.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended August 31, 1996, aggregated $185,804,626 and $201,666,167, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended August 31, 1996.

The cost of investments owned at August 31, 1996 (excluding the corporate savings account) for federal income tax purposes was $212,254,187. Gross unrealized appreciation and depreciation of investments aggregated $59,356,321 and $4,767,695, respectively, resulting in net unrealized appreciation of $54,588,626.



REPORT OF ERNST & YOUNG, INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of John Hancock Investment Trust --
John Hancock Growth and Income Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the John Hancock Growth and Income Fund (the "Fund"), a series of John Hancock Investment Trust (the "Trust"), as of August 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1996, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Growth and Income Fund of John Hancock Investment Trust at August 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

/S/Ernst & Young LLP

Boston, Massachusetts

October 9, 1996

TAX INFORMATION NOTICE (UNAUDITED)

For Federal Income Tax purposes, the following information is furnished with respect to the distributions of the Fund during its fiscal year ended August 31, 1996.

The Fund distributed to shareholders of record December 22, 1995 and paid on December 28, 1995, a capital gain dividend of $763,166. Shareholders were mailed a 1995 U.S. Treasury Department Form 1099-DIV in January 1996 representing their proportionate share. It is anticipated that there will be a distribution from sales of securities to shareholders of record on December 22, 1996 and payable December 28, 1996. Shareholders will receive a 1996 U.S. Treasury Department Form 1099-DIV in January 1997 representing their proportionate share.

For the fiscal year ending August 31, 1996, 83% of the ordinary income distributions qualify for the dividends received deduction.



SHAREHOLDER MEETING

On June 26, 1996, a special meeting of John Hancock Growth and
Income Fund (the "Fund") was held.

Shareholders approved an Amended and Restated Declaration of Trust for the Fund. The shareholder votes were 8,779,876 FOR, 322,611
AGAINST and 607,266 ABSTAINING.

Next, the shareholders approved an amendment to redesignate as nonfundamental the Fund's fundamental investment restriction on investing in other investment companies. The shareholder votes were 8,692,840 FOR, 340,815 AGAINST and 679,692 ABSTAINING.

The shareholders elected the following trustees, with the votes as indicated:

NAME OF TRUSTEE                 FOR          WITHHELD
---------------              ----------    -------------
Edward J. Boudreau, Jr.      10,601,382       205,311
James F. Carlin              10,599,416       207,277
William H. Cunningham        10,592,085       214,608
Charles F. Fretz             10,592,768       213,925
Harold R. Hiser, Jr.         10,588,090       218,603
Anne C. Hodsdon              10,601,535       205,158
Charles L. Ladner            10,598,758       207,935
Leo E. Linbeck, Jr.          10,595,095       211,598
Patricia P. McCarter         10,602,987       203,706
Steven R. Pruchansky         10,598,189       208,504
Richard S. Scipione          10,591,244       215,449
Norman H. Smith              10,599,249       207,444
John P. Toolan               10,595,347       211,346



NOTES

John Hancock Funds - Growth and Income Fund

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